EXHIBIT 32.1

CERTIFICATION

OF PERIODIC REPORT

I, John

P.

D. Cato,

Chairman, President and

Chief Executive Officer

of The

Cato Corporation,

certify,
pursuant to Section

906 of the

Sarbanes-Oxley Act of

2002, 18 U.S.C.

Section 1350, that on

the date of
this Certification:

1.

the Annual Report

on Form 10-K

of the Company

for the annual

period ended January

30, 2021 (the
“Report”) fully complies

with the requirements

of Section 13(a)

or 15(d) of

the Securities Exchange
Act of 1934; and

2.

the information contained in the

Report fairly presents, in all

material respects, the financial condition
and results of operations of the Company.

Dated: March 29, 2021

/s/ John P.

D. Cato

John P.

D. Cato

Chairman, President and

Chief Executive Officer